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                                                                    EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 1999 appearing on page 22 of Innovasive Devices, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.



PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
July 21, 1999

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